Exhibit 10.13

AMENDMENT AGREEMENT TO ADD SERIES OF THE TRUST TO
TO THE MARKETING AGENT AGREEMENT

This Amendment to the Marketing Agent Agreement dated as of January 3, 2011 (this “Amendment”), is made and entered into by and among UNITED STATES COMMODITY FUNDS LLC, a Delaware limited liability company (the “Sponsor”), the UNITED STATES COMMODITY INDEX FUNDS TRUST, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of the UNITED STATES COMMODITY INDEX FUND, UNITED STATES METALS INDEX FUND, UNITED STATES AGRICULTURE INDEX FUND and UNITED STATES COPPER INDEX FUND (each, a “Fund”), and ALPS DISTRIBUTORS INC. (the “Marketing Agent Agreement”) (each, a “Party” and collectively, the “Parties”).

WHEREAS, the Parties have entered into a certain Marketing Agent Agreement dated July 22, 2010 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein by amending Annex A of this Agreement and supplementing this Agreement with the attached Schedule 1-A and 1-B to this Amendment.

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the parties hereto agree as follows:

I.           AMENDMENTS

The Agreement is hereby amended by making the following change to Annex A thereto:

LIST OF SERIES TRUST(S) ESTABLISHED
BY THE UNITED STATES COMMODITY INDEX FUNDS TRUST

	Fund	Relevant Schedule

1.	United States Commodity Index Fund	Schedule 1 to this Agreement

2.	United States Metals Index Fund	Schedule 1-A to the Amendment Agreement dated as of January 3, 2011

3.	United States Agriculture Index Fund	Schedule 1-B to the Amendment Agreement dated as of January 3, 2011

4.	United States Copper Index Fund	Schedule 1-C to the Amendment Agreement dated as of January 3, 2011

The Parties acknowledge that Schedule 1-A, Schedule 1-B and Schedule 1-C of this Amendment shall supplement and not supersede Schedule 1 of the Agreement.

II.          REPRESENTATIONS

Each Party represents to the other Parties that:-

(a)           Status.  It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(b)           Powers.  It has the power to execute and deliver this Amendment and to perform its obligations hereunder, and has taken all necessary action to authorize such execution, delivery and performance;

(c)           No Violation or Conflict.  Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)           Consents.  All governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)           Obligations Binding.  Its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

III.        MISCELLANEOUS

(a)           Entire Agreement.  The Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as other wise provided herein) with respect thereto.

(b)           Counterparts.  This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(c)           Headings.  The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(d)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(e)           Terms.  Terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

(f)           Agreement.   Any and all references to the Agreement shall hereafter refer to the Agreement as amended by this Amendment and as the same may be amended, supplemented or modified from time to time.  Unless otherwise defined herein, capitalized terms not defined herein shall have the same meanings assigned to such terms in the Agreement as amended by this Amendment.

Except as amended hereby, all other terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

UNITED STATES COMMODITY FUNDS LLC

By:	/s/ Howard Mah
Name: Howard Mah
Title: Management Director

UNITED STATES COMMODITY INDEX FUNDS TRUST, on its own behalf and on behalf of the United States Commodity Index Fund

By:	United States Commodity Funds LLC, as Sponsor

	By:	/s/ Howard Mah
Name: Howard Mah
Title: Management Director

UNITED STATES COMMODITY INDEX FUNDS TRUST, on behalf of United States Metals Index Fund, United States Agriculture Index Fund and United States Copper Index Fund

By:	United States Commodity Funds LLC, as Sponsor

	By:	/s/ Howard Mah
Name: Howard Mah
Title: Management Director

ALPS DISTRIBUTORS INC.

By:	/s/ Thomas A. Carter
Name: Thomas A. Carter
Title: President
Address: 1290 Broadway, Suite 1100
Denver, CO 80203
Telephone: 303-623-2577
Facsimile:

SCHEDULE 1-A
TO THE AMENDMENT AGREEMENT DATED AS OF JANUARY 3, 2011

DEFINED TERMS RELATING TO
UNITED STATES METALS INDEX FUND

Benchmark Component Futures Contract shall mean the Futures Contracts (as defined in the Prospectus) that at any given time make up the index of the Fund.

The Fund shall mean United States Metals Index Fund.

Preliminary Prospectus means the preliminary prospectus dated November 24, 2010, relating to the Units and any other prospectus dated prior to effectiveness of the Registration Statement relating to the Units.

Registration Statement means, except when otherwise specified, the Fund’s registration statement on Form S-1 (File No. 333-170844) filed by the Sponsor with the Commission as amended when it becomes effective under the 1933 Act, including all documents filed as a part thereof.

SCHEDULE 1-B
TO THE AMENDMENT AGREEMENT DATED AS OF JANUARY 3, 2011

DEFINED TERMS RELATING TO
UNITED STATES AGRICULTURE INDEX FUND

Benchmark Component Futures Contract shall mean the Futures Contracts (as defined in the Prospectus) that at any given time make up the index of the Fund.

The Fund shall mean United States Agriculture Index Fund.

Preliminary Prospectus means the preliminary prospectus dated November 24, 2010, relating to the Units and any other prospectus dated prior to effectiveness of the Registration Statement relating to the Units.

Registration Statement means, except when otherwise specified, the Fund’s registration statement on Form S-1 (File No. 333-170844) filed by the Sponsor with the Commission as amended when it becomes effective under the 1933 Act, including all documents filed as a part thereof.

SCHEDULE 1-C
TO THE AMENDMENT AGREEMENT DATED AS OF JANUARY 3, 2011

DEFINED TERMS RELATING TO
UNITED STATES COPPER INDEX FUND

Benchmark Component Futures Contract shall mean the Futures Contracts (as defined in the Prospectus) that at any given time make up the index of the Fund.

The Fund shall mean United States Copper Index Fund.

Preliminary Prospectus means the preliminary prospectus dated November 24, 2010, relating to the Units and any other prospectus dated prior to effectiveness of the Registration Statement relating to the Units.

Registration Statement means, except when otherwise specified, the Fund’s registration statement on Form S-1 (File No. 333-170844) filed by the Sponsor with the Commission as amended when it becomes effective under the 1933 Act, including all documents filed as a part thereof.